CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Thousands	Dec. 31, 2020 CNY (¥) shares	Dec. 31, 2019 CNY (¥) shares
CONSOLIDATED BALANCE SHEETS
Accounts receivable, net of allowance for doubtful accounts | ¥	¥ 0	¥ 0
Ordinary shares, shares authorized	2,000,000,000	1,499,945,349
Ordinary shares, shares issued	941,450,185	369,290,629
Ordinary shares, shares outstanding	941,450,185	369,290,629